UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2021
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	The Nasdaq Stock Market LLC

Item 2.02. Results of Operations and Financial Condition.
The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
On April 29, 2021, Keurig Dr Pepper Inc. (the "Company") issued a press release announcing the Company's financial results for the first quarter ended March 31, 2021. A copy of such press release is attached as Exhibit 99.1 and is also available on the Company’s web site at http://www.keurigdrpepper.com.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2021, the Company’s Board of Directors appointed Lubomira Rochet as a member of the Board, effective immediately. Ms. Rochet will serve for an initial term to expire concurrently with the terms of the other members of the Board at the Company’s 2021 annual meeting of stockholders, or until her earlier death, resignation or removal. Ms. Rochet will not serve on any committees of the Board.

There are no arrangements or understandings between Ms. Rochet and any other persons pursuant to which Ms. Rochet was appointed as a director and Ms. Rochet is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act. Ms. Rochet will participate in the compensation arrangements for non-employee directors as described in the Company’s 2020 Proxy Statement filed with the SEC on April 29, 2020.

A copy of the Company’s press release announcing the director appointment is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Keurig Dr Pepper Inc. Press Release dated April 29, 2021 - "Keurig Dr Pepper Reports Strong Start to 2021"
99.2	Keurig Dr Pepper Inc. Press Release dated April 26, 2021 - "Keurig Dr Pepper Announces Appointment of New Director to its Board"
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: April 29, 2021
	By:	/s/ James L. Baldwin
		Name:	James L. Baldwin
		Title:	Chief Legal Officer, General Counsel and Secretary